                                                             Van Eck Global
--------------------------------------------------------------------------------
                                                  Worldwide Insurance Trust
--------------------------------------------------------------------------------


[GRAPHIC]

                                                              ANNUAL REPORT
                                                          December 31, 1999



        discipline



                                            Worldwide Emerging Markets Fund



allocation



                                        diversity



                         GLOBAL INVESTMENTS SINCE 1955

                    Van Eck Worldwide Emerging Markets Fund

--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Emerging Markets Fund had an exceptional year, gaining 100.28% for the twelve months ended December 31, 1999. This compares very favorably with an increase of 66.41% in the benchmark Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) and a 68.96% gain in the Fund's mutual fund peer group as measured by the Lipper Emerging Markets Fund Index*. The Fund's outperformance was due primarily to a substantial and early weighting to Asia, particularly India, Korea and Singapore, some of the emerging markets' top performers for the year, as well as an emphasis on technology and telecommunications stocks, which led markets worldwide in 1999.

Review

Nineteen ninety-nine was a year of rapid recovery for both the economies and stocks of emerging markets. After the dramatic sell-off in August 1998, the recovery has been both remarkable and lucrative. The rally has been broad-based, with all regions participating. Two broad themes can be said to have emerged. First, 1999 was the year that investors embraced risk again. The two top performing markets in our universe were Turkey, which gained 239% in U.S. dollar terms, and Russia, which gained 197%; both markets can be very volatile. Second, in common with the rest of the world, technology and telecom were among the best performing sectors.

One other remarkable feature of 1999 was how consistently the emerging market economies bettered "street" expectations for growth, both domestic and external. Improving economic expectations were a key reason why analysts spent most of the year revising up their forecasts for corporate earnings. We took a more bullish view of economic prospects during the year than most, and had the courage of our convictions to buy stocks that looked expensive on (then) current consensus forecasts.

In Asia, Korea (13.1% of total assets at year end) was the top performing market for the year, gaining 93%, and was one of the earliest economies to show a tangible rebound. The market did suffer some setbacks, including the bankruptcy of Daewoo+, which had been one of Korea's largest "chaebols" or conglomerates. This caused interest rates to rise and precipitated some outflow from domestic funds. The government stepped in to reassure the investment community and orchestrate a number of support measures, which helped the market remain calm. The Fund had a high allocation to the telecom and semiconductor sectors throughout the year.

The Indonesian market nearly matched the Korean market for performance, gaining 92% over the year. The Fund held an overweight position in this market for most of the year, which has subsequently been reduced to the current 4.0% weighting at December 31. As in Korea, there were some nervous moments. For Indonesia, this centered on the transition to a post-Suharto democracy. Although there was a certain amount of disruption, the transition was actually remarkably smooth given the history, the ethnic tensions and challenging geography. The election result of Wahid as President and Megawati as Vice President was among the best possible results in our view. The next challenge, which is by no means a small one, is economic. Indonesia suffered greatly during the Asian crisis, and it will be no mean feat to put the country back on a solid growth track.

A very strong electronics cycle was reflected in the exports of countries such as Singapore and Taiwan, where the markets gained 73% and 35%, respectively. Global demand for electronic goods was very firm during the course of 1999. Taiwan, in particular, with its high exposure to the electronics industry, benefited from this trend. Significant positions in these markets (10.2% of Fund assets in Singapore and 5.7% in Taiwan++) and heavy emphasis on technology and telecom (in the case of Singapore) stocks were major contributors to Fund performance.

Hong Kong (5.1% of assets) has been slightly slower to emerge from its recession, but better news from China (1.0% of assets) ought to help the market along in 2000. Significantly, the threat of a devaluation of the Chinese currency has receded during the course of the year. Higher interest rates in the United States will impact Hong Kong interest rates, but reflationary efforts in China ought to be the dominant theme for this year. The market gained 68% in 1999.

Indian stocks performed well, particularly in the period after election results were announced, gaining 60% over the year. For the first time in three years,

                    Van Eck Worldwide Emerging Markets Fund

--------------------------------------------------------------------------------
India has a government that has a workable majority in parliament. It appears that they have the will, as well as the ability, to make serious progress in some of the structural issues that have held India back. In this regard, tackling the fiscal deficit must rank as priority number one. The Fund continues to benefit from the positions that it holds in the software sector in India (the Indian market accounted for 6.6% of Fund assets at year end).

The Malaysian market (2.9% of assets), although increasing by 39% over the last twelve months, disappointed our optimistic expectations. Capital controls were lifted during the year, causing some outflow from the market. That exodus has now largely stopped. The economy is highly liquid, with interest rates remaining low. The market does not look overvalued and will be reinstated in the main benchmark indices as of May 2000. We therefore remain optimistic.

The other Southeast Asian markets of Thailand (1.7% of assets) and the Philippines (1.2% of assets) produced relatively disappointing results, gaining 33% and 5%, respectively. In Thailand, the big banks came to the market again to raise capital, despite the peaking of non-performing loans, disappointing the market. The Philippines suffered from the growing feeling that President Estrada and his team of advisers were not addressing the economic problems of the country with sufficient urgency or direction.

The Turkish market was one of the world's best performers in 1999, rising 239%. The election of a stable, reformist coalition government was the main catalyst for this strong performance. The new government negotiated a stabilization program with the IMF that has already resulted in dramatic decreases in inflation and interest rates. A devastating earthquake brought a rapprochement with Greece and has enabled Turkey to join the list of candidates for accession to the European Union. The closing weeks of 1999 saw retail investors begin to move funds from fixed income into equities, as yields on fixed income instruments declined. We expect this to continue in 2000. A fairly high weighting to this market (5.9% of assets) helped Fund performance.

The Greek market (0.5% of assets) also performed well in 1999 (rising 74%), sustained by a frenzy of retail buying. Interest rates have dropped substantially in Greece as the process of convergence to European levels continues. Though the Greek market corrected somewhat in the last few months of 1999, valuations remain stretched in most sectors. Having participated fully in the rally in the first half of 1999, the Fund scaled back exposure to Greece over the second half of the year.

The South African market (4.2% of assets) put in a creditable performance in 1999, rising 50%. The elections went smoothly, and the economy looks to be in reasonably good shape. Interest rates declined for most of the year, providing substantial support for stocks.

The Israeli market rose 65% in 1999. The Fund had limited exposure to the domestic economy but maintained a significant weighting in the technology-related export sector throughout the year (Israel accounted for 6.5% of assets at year end). Some of these stocks performed extremely well, benefiting from the NASDAQ rally in the fourth quarter. It is worth pointing out that Geo Interactive Media (2.1% of assets), a company with proprietary software that enables streaming video to be received by mobile phones, rose an astounding 694% since our purchase in November 1999.

Central European markets made a poor start to 1999, but began to recover in the second half as the prospects for European growth improved. The Polish market (0.8% of assets) rose 20%, the Hungarian market (1.6% of assets) rose 20% and the Czech market (0.3% of assets) rose 4%. Hungary remains our favorite market of the three; our biggest position there is Matav (1.2% of assets), the telecom provider which is part-owned by Deutsche Telecom and is seeing very rapid cellular growth. The Russian market (1.3% of assets) rebounded strongly in 1999 (+197%) as the economy and currency stabilized, an IMF program was implemented, and government finances benefited from a stronger oil price. The Fund increased exposure to Russia after a positive result in the Duma (Parliamentary) elections and enjoyed the sharp New Year's Eve rally on news of Yeltsin's resignation.

Latin American markets began the year turbulently after Brazil devalued its currency, the real, in January. Fears of a huge contraction in Brazilian

                    Van Eck Worldwide Emerging Markets Fund

-------------------------------------------------------------------------------
economic growth and a downward spiral in the currency proved unfounded and the second half saw Brazilian equities rebound strongly to end the year up 69%. An IMF program has given investors confidence in the real, inflation has remained under control, and foreign direct investment has been substantial. Brazilian interest rates have declined steadily over the course of the year, provoking a switch by domestic pension funds from fixed income to equities. We expect this rebalancing to continue, which should underpin a market trading on cheap valuations. We ended the year with a 10.0% weighting to Brazil, with major holdings in telecom and steel companies.

The Mexican market managed to decouple from the rest of Latin America, rising 87% in dollar terms, after a brief spate of contagion from Brazil. The Mexican economy benefited both from its close links with the strong U.S. economy and a firmer oil price. Macroeconomic fundamentals improved over the course of 1999 with inflation and interest rates dropping significantly. The political transition looks to be a smooth one, in contrast to previous presidential handovers, which have often resulted in periods of economic crisis. Steps have been taken to restructure the banking sector, notably legislation to improve collection of bad loans and measures to improve liquidity of bank balance sheets. This has led to a substantial re-rating of the sector over the course of 1999. The Fund has positions in the two leading Mexican banks, and a total Mexican allocation of 10.2%.

The Fund was invested in few Latin positions outside the region's two major markets. Argentina's (0.7% of assets) combination of a pegged exchange rate, a presidential election and a deep economic recession led us to underweight the country. Chile (0.3% of assets) also suffered from a recession in 1999, provoked by a fall in weak commodity prices. The Chilean market managed a 28% gain, largely on the back of merger and acquisition activity in the electricity sector. We also largely avoided the Andean Pact countries of Peru, Colombia and Venezuela, preferring the liquidity and fundamentals of the larger markets.

Summary and Outlook

In many cases, the first stage of recovery from deeply oversold levels can be said to be over in emerging markets. Nevertheless, we remain very optimistic for 2000. Broadly speaking, the global economic environment is positive, with stronger but less concentrated growth around the world. The emerging market economies, with very few exceptions, are moving strongly ahead. There is ample domestic liquidity, often driven by strong current account surpluses. Return on equity should surpass pre-crisis levels as companies adapt, refocus and thrive, using the lessons learned from the depths of the crisis. Finally, valuations are simply not demanding, particularly as analysts revise up earnings forecasts to reflect the better operating environment.

The major risks for the asset class have diminished. Y2K has come and gone without significant problems. The Chinese currency appears stable. Significant political milestones have been achieved in countries such as Brazil, Russia, Indonesia and South Africa.

We would like to thank you for your participation in the Van Eck Worldwide Emerging Markets Fund, and we look forward to helping you meet your investment objectives in the future.



 [PHOTO]                [PHOTO]


 /s/ David A. Semple    /s/ David M. Hulme


 David A. Semple        David M. Hulme
 Co-Portfolio Manager   Co-Portfolio Manager

January 20,
2000

                    Van Eck Worldwide Emerging Markets Fund
--------------------------------------------------------------------------------
-------
* The Lipper Emerging Markets Fund Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

 The Lipper Emerging Markets Fund Index includes funds with a primary objective of seeking long-term capital appreciation by investing at least 65% of assets in emerging market equity securities. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the category.

 + The Fund had no assets in Daewoo at year-end 1999.

++ Exposure to Taiwan was in fact higher than the "Schedule of Portfolio
   Investments" suggests due to the United Microelectronics Corp. "swaps" listed in Note 8 of "Notes to Financial Statements".

                    Van Eck Worldwide Emerging Markets Fund

                      vs. MSCI Emerging Markets Free Index

                          [LINE GRAPH]

              Van Eck Worldwide
              Emerging Markets      MSCI Emerging Markets
                    Fund                Free Index
                    ----                ----------

         12/95      10000                 10000
         1/96       10820                 10711
         2/96       10350                 10541
         3/96       10320                 10623
         4/96       10950                 11047
         5/96       11480                 10998
         6/96       11681                 11067
         7/96       11591                 10310
         8/96       12113                 10574
         9/96       12164                 10666
         10/96      11963                 10381
         11/96      12415                 10555
         12/96      12556                 10603
         1/97       13722                 11326
         2/97       14206                 11811
         3/97       13671                 11501
         4/97       13611                 11521
         5/97       14458                 11851
         6/97       15427                 12485
         7/97       16395                 12672
         8/97       14640                 11059
         9/97       14953                 11366
         10/97      11936                 9501
         11/97      11129                 9154
         12/97      11098                 9375
         1/98       10029                 8639
         2/98       11055                 9541
         3/98       11600                 9955
         4/98       11487                 9847
         5/98       9731                  8497
         6/98       8571                  7606
         7/98       8972                  7847
         8/98       6046                  5578
         9/98       6046                  5932
         10/98      6539                  6557
         11/98      7268                  7102
         12/98      7309                  6999
         1/99       7186                  6886
         2/99       7391                  6953
         3/99       8099                  7870
         4/99       9146                  8843
         5/99       9331                  8792
         6/99       10665                 9790
         7/99       10296                 9524
         8/99       9690                  9610
         9/99       9331                  9285
         10/99      9988                  9483
         11/99      11610                 10333
         12/99      14638                 11647


This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Emerging Markets Fund made at its inception with a similar investment in the MSCI Emerging Markets Free Index.

* Inception date for the Worldwide Emerging Markets Fund was 12/21/95; index returns are calculated as of nearest month end (12/31/95).



Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

Past performance is not indicative of future results. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                    Van Eck Worldwide Emerging Markets Fund
--------------------------------------------------------------------------------





                           Geographical Weightings+
                            as of December 31, 1999

                                  [PIE CHART]

                          Brazil                 10.0%
                          Hong Kong               5.1%
                          India                   6.6%
                          Israel                  6.5%
                          Malaysia                2.9%
                          Mexico                 10.2%
                          Singapore              10.2%
                          South Africa            4.2%
                          Turkey                  5.9%
                          Other                  11.0%
                          Cash/Equivalent         4.6%
                          Indonesia               4.0%
                          Taiwan                  5.7%
                          South Korea            13.1%

  +Weightings take options positions into account (see "Schedule of Portfolio
                                 Investments").

                    Van Eck Worldwide Emerging Markets Fund
                Top Ten Equity Holdings as of December 31, 1999*
--------------------------------------------------------------------------------

Pacific Century Regional Development Ltd.
(Singapore, 4.4%)

Pacific Century is an investment holding and property development and management company. Pacific Century Cyberworks is the largest subsidiary and is involved in various Internet and technology ventures. The company's other subsidiaries are involved in a range of businesses, including life insurance, property investment and development, and hotel operations.

SK Telecom Co. Ltd.
(South Korea, 3.0%)

SK Telecom is Korea's market leader in mobile communications, with over 10 million subscribers and a market share of 43%. The industry has been growing quickly, partly due to handset subsidies offered by the network operators, which have now been phased out, improving profitability.

Samsung Electronics
(South Korea, 2.2%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semi-conductors, personal computers, telecommunication equipment and televisions.

Geo Interactive Media Group PLC
(Israel, 2.1%)

Geo Interactive develops interactive Internet software products, including streaming audio and video solutions without the need for plug-ins. The company's technology also provides playback services for sound, animation and video. Their "Emblaze" product allows users to receive on-demand audio/video content over the Internet. Other company products include "Webradio" and "Emblaze Video Email."

Petroleo Brasileiro S.A.
(Brazil, 2.0%)

Petrobras is a holding company for oil, gas and petrochemical companies in Brazil. Through its subsidiaries, Petrobras operates oil wells and produces oil products, petrochemicals and fuel alcohol. The company also produces at sea through fixed and floating platforms and provides maritime freight services through its fleet of tankers. Petrobras trades at a significant discount to its peer group.

PT Lippo Bank Tbk
(Indonesia, 2.0%)

Lippo Bank is one of Indonesia's leading banks. Having been fully recapitalized, the bank is now in the position to benefit from the expected recovery of the Indonesian economy.

Telecomunicacoes Brasileiras S.A. Pfd.
(Brazil, 1.8%)

Telebras is an instrument representing a basket of companies in the telecommunications sector in Brazil. It is a basket of fixed line and cellular telephone companies, as well as Embratel, the long distance telephone service provider. The stock represents the most liquid way of playing the telecom sector in Brazil.

Akbank T.A.S.
(Turkey, 1.8%)

Akbank attracts deposits and offers retail and corporate banking services. The bank offers securities brokerage, insurance, direct debit and deposit, consumer loan, cash advance, overdraft, automobile loan, installment credit, American Express, Visa and Mastercard credit card and electronic banking services. Akbank serves its customers through approximately 536 branches. Akbank is part of the Sabanci industrial group, the most powerful in Turkey.

R.O.C. Taiwan Fund
(Taiwan, 1.8%)

The R.O.C. Fund is a closed-end mutual fund that invests in publicly traded securities of Taiwanese companies. The fund is trading at a discount to the underlying value of its assets.

Daou Technologies, Inc.
(South Korea, 1.8%)

Daou Technologies specializes in systems integration, software development and computer peripherals.
-------
*Portfolio is subject to change.

                    Van Eck Worldwide Emerging Markets Fund
                       Schedule of Portfolio Investments
                               December 31, 1999

--------------------------------------------------------------------------------

           No. of                                                     Value
 Country   Shares                  Securities (a)                   (Note 1)
------------------------------------------------------------------------------
 ARGENTINA: 0.7%
             23,120 Banco Galicia y Buenos Aires S.A. de C.V.
                     (ADR)                                         $   458,065
             32,000 El Sitio Inc.+                                   1,176,000
                                                                   -----------
                                                                     1,634,065
                                                                   -----------
 BRAZIL: 10.0%
             50,000 CBD (Pao de Azucar)
                     (ADR)                                           1,615,625
          1,800,000 Celular CRT Participacoes Pfd.                     314,302
         17,111,100 CIA Eletricidade de Bahia (b)                      583,333
            105,000 CIA Paranaense de Energia (Copel) Pfd. (ADR)       977,813
         40,000,000 CIA Siderurgica Tubarao Pfd.                       654,102
          1,600,000 Companhia Riograndense de Telecomunicacoes         496,674
             22,700 Embratel Participacoes S.A.+                       618,575
         20,000,000 Gerdau Metalurgica S.A. Pfd.                       964,523
         57,276,045 Gerdau S.A. Pfd.                                 1,523,975
          1,670,000 Industrias Klabin de Papel e Celulose PN         1,388,581
            150,000 Industrias Klabin de Papel e Celulose (ADR)      1,254,525
         19,500,000 Petroleo Brasileiro S.A. Pfd.                    4,972,285
             23,000 Starmedia Network, Inc.+                           921,438
         65,000,000 Tele Centro Sul Participacoes S.A. (ADR)           699,001
             35,000 Telecomunicacoes Brasileiras S.A. Pfd. (ADR)     4,497,500
             87,500 Tele Norte Leste
                    Participacoes S.A. (ADR)+                        2,231,250
             20,000 Uniao de Bancos Brasileiros S.A.                   602,500
                                                                   -----------
                                                                    24,316,002
                                                                   -----------
 CHILE: 0.3%
            100,000 Antofagasta Holdings PLC +                         695,783
                                                                   -----------
 CHINA: 1.0%
             70,000 Huaneng Power
                     International, Inc. (Sponsored ADR)               739,375
          3,250,000 Yizheng Chemical Fibre Co. Ltd.+                   909,339
          4,500,000 Zhenhai Refining Co. Ltd.                          798,868
                                                                   -----------
                                                                     2,447,582
                                                                   -----------

          No. of                                                       Value
 Country  Shares                   Securities (a)                    (Note 1)
-------------------------------------------------------------------------------
 CZECH REPUBLIC: 0.3%
           149,997 Komercni Bank (GDR)                              $   798,734
                                                                    -----------
 EGYPT: 1.5%
            58,000 Al-Ahram Beverages Co. (GDR)+                      1,145,500
            30,000 Commercial International Bank (Sponsored GDR)+       430,500
            45,000 Mobinil-Egyptian Mobile Services+                  2,062,048
                                                                    -----------
                                                                      3,638,048
                                                                    -----------
 GREECE: 0.5%
            49,750 Hellenic Telecommunications
                    Organization S.A.                                 1,182,249
               340 Ktima Kostas Lazaridis S.A. (formerly
                    Lazaridis S.A). (b)+                                  2,902
               530 Microland Computers S.A.+                             35,547
                                                                    -----------
                                                                      1,220,698
                                                                    -----------
 HONG KONG: 5.1%
           500,000 Asia Satellite Telecommunications Holdings
                    Ltd.                                              1,579,083
         1,334,000 China Everbright Pacific Ltd.                      1,098,295
           445,000 China Telecom (Hong Kong) Ltd.+                    2,782,144
         3,500,000 E-New Media Company Ltd.                           1,710,941
           812,000 Hanny Holdings Ltd.                                  767,762
         1,000,000 Kerry Properties Ltd.                              1,402,200
           800,000 New World Infrastructure Ltd.+                     1,023,992
         1,900,000 Sino Land Co.                                      1,093,780
           950,000 Wheelock & Company Ltd.                              996,012
                                                                    -----------
                                                                     12,454,209
                                                                    -----------
 HUNGARY: 1.6%
            23,000 Egis Rt.                                             911,874
            83,200 Matav Rt. (Sponsored ADR)                          2,995,200
                                                                    -----------
                                                                      3,907,074
                                                                    -----------
 INDIA: 6.6%
            43,500 Dr. Reddy's Laboratories Ltd.                      1,442,000
            38,000 HCL Technologies Ltd. (b)+                           506,667
            25,000 Hindustan Lever Ltd.                               1,293,103
           367,500 Hindustan Petroleum Corp. Ltd.                     1,546,034
           127,500 Housing Development Finance Corporation Ltd.         838,276
               100 ITC Ltd.                                               1,529

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
                 Schedule of Portfolio Investments (continued)
                               December 31, 1999
--------------------------------------------------------------------------------

           No. of                                                  Value
 Country   Shares                 Securities (a)                 (Note 1)
---------------------------------------------------------------------------
 INDIA (continued)
             175,000 Larsen & Toubro Ltd.                       $ 2,236,379
              10,500 NIIT Ltd.                                      800,305
              82,000 Satyam Computer Services Ltd.                4,221,586
              21,000 Sonata Software Ltd.                         1,018,790
              49,363 Videsh Sanchar Nigam Ltd.                    2,052,820
                                                                -----------
                                                                 15,957,489
                                                                -----------
 INDONESIA: 4.0%
           2,466,827 PT Astra International
                      Warrants (expiring 12/31/01)+(b)            1,147,361
          19,080,000 PT Bank Pan Indonesia Tbk "F"                1,843,148
           1,860,000 PT Bank Pan Indonesia Warrants (expiring
                      7/08/02)+                                      65,216
           4,474,000 PT Bimantara Citra                           1,056,472
             537,500 PT Indofood Sukses Makmur Tbk                  673,077
         138,000,000 PT Lippo Bank Tbk+                           4,937,388
                                                                -----------
                                                                  9,722,662
                                                                -----------
 ISRAEL: 6.5%
             100,000 Elbit Ltd.+                                  1,768,750
              80,000 Fundtech Corp.+                              1,640,000
             180,000 Geo Interactive Media Group PLC+             5,097,015
               8,000 Gilat Satellite Networks+ Ltd.+                950,000
              48,800 Nice Systems Ltd. (ADR)+                     2,400,350
              16,500 Orbotech, Ltd.+                              1,278,750
              31,000 Orckit Communications Ltd.+                  1,063,688
             105,000 Sapiens International Corporation N.V.+      1,725,938
                                                                -----------
                                                                 15,924,491
                                                                -----------
 MALAYSIA: 2.9%
             780,000 Berjaya Sports Toto Berhad                   1,683,180
           1,130,000 Commerce Asset Holdings Berhad               2,899,380
              97,000 IOI Properties Berhad                          218,253
             475,000 MAA Holdings Berhad+                           925,012
             205,000 Unisem (M) Berhad                            1,316,333
                                                                -----------
                                                                  7,042,158
                                                                -----------

          No. of                                                       Value
 Country  Shares                   Securities (a)                    (Note 1)
-------------------------------------------------------------------------------
 MEXICO: 10.2%
           120,000 Cemex S.A. (Sponsored ADR)                       $ 3,345,000
             6,250 Cemex S.A. Warrants ( expiring 12/13/02)+             25,977
           300,000 Controladora Comercial Mexicana S.A. de C.V.
                    (UBC UNIT)                                          400,863
           483,205 Corp Interamericana de Entretenimiento S.A.
                    (Series B)                                        1,924,279
           300,000 Corporacion GEO S.A. de C.V.+                      1,126,835
            38,180 Fomento Economico Mexicano, S.A. de C.V. (ADR)     1,699,010
           500,000 Grupo Continential S.A.                              725,972
           100,000 Grupo Elektra S.A. (Sponsored GDR)                   975,000
           613,000 Grupo Financiero Banamex Accival, S.A. de C.V.     2,450,839
         5,500,000 Grupo Financiero Bancomer S.A. (GDR)               2,291,546
           380,000 Grupo Mexico S.A. (Series B)                       1,877,111
            37,000 Grupo Televisa S.A. (GDR)+                         2,525,250
            25,000 Telefonos de Mexico (ADR)                          2,812,500
           290,000 TV Azteca S.A. (Sponsored ADR)                     2,610,000
                                                                    -----------
                                                                     24,790,182
                                                                    -----------
 PHILIPPINES: 1.2%
         1,100,000 ABS-CBN Broadcasting (GDR) Corp. (Depository
                    Receipts)+                                        1,364,764
           222,600 Benpres Holdings Corp. (GDR)+                        667,800
            40,000 Philippine Long Distance Telephone Co.             1,021,777
                                                                    -----------
                                                                      3,054,341
                                                                    -----------
 POLAND: 0.8%
            15,000 Bank Rozwoju Eksportu S.A.                           475,212
                50 Central European Foods, Inc. (b)(c)+                 275,000
            61,500 Elektrim Spolka Akcyjna S.A.                         609,794
            15,250 Softbank S.A.                                        508,948
                                                                    -----------
                                                                      1,868,954
                                                                    -----------
 ROMANIA: 0.1%
         7,486,425 SNP Petrom (b)(c)+                                   254,333
            48,544 The Romanian Growth Fund (c)+                         60,680
                                                                    -----------
                                                                        315,013
                                                                    -----------

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
                 Schedule of Portfolio Investments (continued)
                               December 31, 1999

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

          No. of                                                   Value
 Country  Shares                  Securities (a)                  (Note 1)
---------------------------------------------------------------------------
 RUSSIA: 1.3%
           200,000 AO Taftneft (ADR)                            $ 1,900,000
            13,000 Lukoil Holding (ADR)                             523,900
            54,400 Surgutneftegaz (ADR)                             756,350
                                                                -----------
                                                                  3,180,250
                                                                -----------
 SINGAPORE: 9.2%
           115,000 Creative Technologies Ltd.                     2,085,260
           390,000 Datacraft Asia Ltd.                            3,237,000
           114,000 DBS Group Holdings Ltd.                        1,868,628
           280,000 Natsteel Electronics Ltd.                      1,479,436
           751,000 Pacific Century Regional Development Ltd.+    10,776,884
           425,000 Singapore Land Ltd.                            1,117,682
           181,000 Star Cruises PLC                               1,846,200
                                                                -----------
                                                                 22,411,090
                                                                -----------
 SOUTH AFRICA: 4.2%
           100,000 Comparex Holdings Ltd.                           701,098
            70,000 Datatec Ltd.+                                  1,236,600
           247,670 Dimension Data Holdings Ltd.                   1,555,114
         1,205,000 FirstRand Ltd.                                 1,724,929
            35,487 Liberty International PLC                        266,984
           111,113 Liberty Life Association of Africa Ltd.        1,283,290
           150,000 MIH Holdings Ltd.                                854,006
           974,900 Softline Ltd.+                                 1,562,060
           105,000 South African Breweries Ltd. PLC               1,069,214
                                                                -----------
                                                                 10,253,295
                                                                -----------
 SOUTH KOREA: 13.1%
            20,000 Cheil Communications, Inc.                     1,512,990
            11,900 Cheil Jedang Corp.                             1,372,875
           122,578 Daou Technologies, Inc.                        4,264,052
            85,000 Haansoft, Inc.                                 3,937,472
            50,000 Hanaro Telecom, Inc.                             865,258
            54,650 Housing & Commercial Bank, Korea               1,732,629
            89,283 Hyundai Electronics
                    Industries Co.                                1,894,954
            50,000 Hyundai Motors Co., Inc.                         792,602
            19,000 Korea Telecom Corp.                            2,995,156
            22,800 Samsung Electronics                            5,341,083
             2,039 SK Telecom Co. Ltd.                            7,308,437
                                                                -----------
                                                                 32,017,508
                                                                -----------

           No. of                                                    Value
 Country   Shares                   Securities (a)                  (Note 1)
-----------------------------------------------------------------------------
 TAIWAN: 5.7%
             263,250 Acer, Inc. (GDR)                             $ 3,751,313
             177,169 Asustek Computers, Inc.                        2,467,078
              83,000 Evergreen Marine Corp.                           705,500
             134,000 Powerchip Semiconductor Corp. (GDR)+           1,825,750
             520,000 R.O.C. Taiwan Fund+                            4,387,500
              30,000 Winbond Electronics Corp. (GDR)                  693,750
                                                                  -----------
                                                                   13,830,891
                                                                  -----------
 THAILAND: 1.7%
              40,000 Golden Land Property Development PLC "F"+         19,733
           1,900,000 Golden Land Property Development PLC+            696,667
           5,150,000 National Finance & Securities                  2,163,000
             122,400 Shin Corp. PLC+                                1,161,984
                                                                  -----------
                                                                    4,041,384
                                                                  -----------
 TURKEY: 5.9%
         148,750,000 Akbank T.A.S.                                  4,387,907
          14,000,000 Aksigorta A.S.                                   851,770
          18,250,000 Carsi Buyuk Magazacilik A.S.                   2,220,686
          70,000,000 Dogan Sirketler Grubu Holding A.S.             2,064,897
          30,500,000 Hurriyet Gazetecilik ve Matbaacilik A.S.         562,316
             500,000 Migros Turk T.A.S.                               322,640
          40,498,000 Turkiye Garanti Bankasi A.S.+                    612,249
          14,000,000 Vestel Elektronik Sanayi ve Ticoret. A.S.+     3,355,456
                                                                  -----------
                                                                   14,377,921
                                                                  -----------
 Total Stocks and Other Investments: 94.4%
 (cost: $151,514,265)...........................................  229,899,824

                        Worldwide Emerging Markets Fund
                 Schedule of Portfolio Investments (continued)
                               December 31, 1999

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

          No. of         Call Options          Value
Country  Contracts        Purchased           (Note 1)
--------------------------------------------------------
SINGAPORE: 1.0%
           103,000 Development Bank of
                    Singapore Ltd,
                    Zero Strike Call
                    Option
                    (expiring 4/19/00)      $  1,675,659
            75,000 Singapore Airlines Ltd,
                    Zero Strike Call Option
                    (expiring 6/08/00)           851,096
                                            ------------
Total Call Options Purchased
(cost: $1,266,625)                             2,526,755
                                            ------------
Total Investments: 95.4%
(cost: $152,780,890)                         232,426,579
Other assets less liabilities: 4.6%           11,089,761
                                            ------------
Net Assets: 100%                            $243,516,340
                                            ============

Summary of         % of
Investments        Net
By Industry       Assets
-----------       ------
Advertising        0.6%
Automotive         0.3%
Building and
 Construction      1.8%
Chemicals          0.3%
Communications,
 Equipment &
 Software          0.8%
Computer Soft-
 ware & Technol-
 ogy              19.3%
Conglomerates      2.0%
Consumer Prod-
 ucts & Services   0.5%
Electronics &
 Electrical
 Equipment         9.2%
Engineering &
 Construction      1.3%
Entertainment &
 Leisure           2.9%
Financial Serv-
 ices &
 Insurance        14.4%

Summary of           % of
Investments          Net
By Industry         Assets
-----------         ------
Food & Beverages      2.9%
Forest Products       1.1%
Investment Fund       1.8%
Manufacturing         1.8%
Media                 3.4%
Metals & Mining       0.8%
Oil & Gas             4.1%
Pharmaceuticals       1.0%
Real Estate           1.9%
Retail                2.3%
Steel                 1.3%
Telecommunications   17.7%
Utilities             0.9%
Call Options          1.0%
Other assets less
 liabilities          4.6%
                    ------
                    100.0%
                    ======

-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Fair value as determined by the Board of Trustees.
(c) Restricted security, see Note 9.
 + Non-income producing.

Glossary:
ADR-American Depositary Receipt
"F"-Foreign Registry
GDR-Global Depositary Receipt

              Worldwide Emerging Markets Fund Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities

December 31, 1999
Assets:
Investments, at value (cost, $152,780,890) (Note 1)............. $232,426,579
Cash and foreign currency.......................................    4,598,269
Cash--initial margin for equity swap (Note 8)...................    2,584,869
Receivables:
 Capital shares sold............................................   11,546,058
 Securities sold................................................      678,007
 Due from broker (Note 8).......................................      838,509
 Dividends......................................................      121,849
Deferred organization costs (Note 1)............................        1,470
                                                                 ------------
  Total assets..................................................  252,795,610
                                                                 ------------
Liabilities:
 Payables:
 Line of credit (Note 10).......................................    4,000,000
 Securities purchased...........................................    2,753,443
 Capital shares redeemed........................................    1,431,018
 Foreign taxes..................................................    1,037,532
 Due to adviser.................................................        3,297
 Accounts payable...............................................       53,980
                                                                 ------------
  Total liabilities.............................................    9,279,270
                                                                 ------------
Net assets...................................................... $243,516,340
                                                                 ============
Shares outstanding..............................................   17,071,136
                                                                 ============
Net asset value, redemption and offering price per share........       $14.26
                                                                 ============
Net assets consist of:
 Aggregate paid in capital...................................... $198,223,212
 Unrealized appreciation of investments, equity swaps and
  foreign denominated assets, liabilities.......................   79,448,895
 Net investment loss............................................       (9,785)
 Accumulated realized loss......................................  (34,145,982)
                                                                 ------------
                                                                 $243,516,340
                                                                 ============
Statement of Operations
Year Ended December 31, 1999
Income: (Note 1)
Dividends (net of foreign taxes withheld of
 $100,948)..........................................             $  2,046,020
Interest............................................                  695,065
                                                                 ------------
  Total income......................................                2,741,085
Expenses:
Management (Note 2).................................  $1,172,736
Administration (Note 2).............................       3,257
Custodian...........................................     270,079
Interest............................................     237,469
Professional........................................      34,830
Reports to shareholders.............................      34,336
Trustees' fees and expenses.........................      34,331
Amortization of deferred organization costs (Note
 1).................................................       1,500
Other...............................................      17,019
                                                      ----------
  Total expenses....................................                1,805,557
                                                                 ------------
  Net investment income.............................                  935,528
                                                                 ------------
Realized and Unrealized Gain (Loss) on Investments
 (Note 3):
Realized gain from security transactions (net of
 foreign taxes withheld of $256,100)................               15,482,982
Realized loss from foreign currency transactions....               (1,247,018)
Realized gain on options............................                   45,106
Realized gain on foreign futures contracts..........                   40,550
Change in unrealized depreciation of foreign
 denominated assets, liabilities and foreign forward
 currency transactions (net of foreign taxes
 withheld of $1,037,532)............................               (1,019,358)
Change in unrealized appreciation of investments and
 equity swaps.......................................               84,419,384
                                                                 ------------
Net gain on investments and foreign currency
 transactions.......................................               97,721,646
                                                                 ------------
Net Increase in Net Assets Resulting from
 Operations.........................................             $ 98,657,174
                                                                 ============

                       See Notes to Financial Statements

              Worldwide Emerging Markets Fund Financial Statements
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                   Year Ended     Year Ended
                                                  December 31,   December 31,
                                                      1999           1998
                                                  -------------  -------------
Increase (Decrease) in Net Assets From:
Operations:
 Net investment income..........................  $     935,528  $     693,525
 Realized gain (loss) from security
  transactions..................................     15,482,982    (36,487,046)
 Realized loss from foreign currency
  transactions..................................     (1,247,018)      (358,972)
 Realized gain (loss) on options................         45,106       (720,000)
 Realized gain (loss) on equity swaps and
  foreign futures contracts.....................         40,550       (108,570)
 Change in unrealized depreciation of foreign
  denominated assets, liabilities and foreign
  forward currency contracts....................     (1,019,358)       (15,832)
 Change in unrealized appreciation of
  investments, futures and equity swaps.........     84,419,384     10,290,532
                                                  -------------  -------------
Net Increase (decrease) in net assets resulting
 from operations................................     98,657,174    (26,706,363)
                                                  -------------  -------------
Dividends and distributions to shareholders
 from:
 Net investment income..........................             --       (735,333)
 Net realized gains.............................             --       (653,629)
                                                  -------------  -------------
 Total dividends and distributions..............             --     (1,388,962)
                                                  -------------  -------------
Capital share transactions*:
 Net proceeds from sales of shares..............    416,658,982     95,273,382
 Reinvestment of dividends and distributions....             --      1,388,962
 Cost of shares reacquired......................   (326,312,676)  (106,487,078)
                                                  -------------  -------------
 Increase (decrease) in net assets resulting
  from capital share transactions...............     90,346,306     (9,824,734)
                                                  -------------  -------------
 Total increase (decrease) in net assets........    189,003,480    (37,920,059)
Net Assets:
Beginning of year...............................     54,512,860     92,432,919
                                                  -------------  -------------
End of year (including net investment loss of
 $(9,785) and $(522,533), respectively).........  $ 243,516,340  $  54,512,860
                                                  =============  =============
*Shares of Beneficial Interest Issued and
 Redeemed (with an unlimited number of $.001 Par
 Value Shares Authorized, Issued and Redeemed):
 Shares sold....................................     42,362,326     11,726,158
 Reinvestment of dividends and distributions....             --        142,166
 Shares reacquired..............................    (32,950,683)   (12,610,129)
                                                  -------------  -------------
 Net increase (decrease)........................      9,411,643       (741,805)
                                                  =============  =============

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                                                                        For The Period
                                                         For The Eight   December 21,
                           Year Ended December 31,       Months Ended     1995(a) to
                          -----------------------------  December 31,     April 30,
                            1999       1998      1997        1996            1996
                          --------    -------  --------  -------------  --------------
Net Asset Value, Begin-
 ning of Period.........  $   7.12    $ 11.00  $  12.49    $  10.95         $10.00
                          --------    -------  --------    --------         ------
Income From Investment
 Operations:
Net Investment Income...      0.10(b)    0.09      0.14        0.01(b)        0.07(b)
Net Gain (Loss) on In-
 vestments (both Real-
 ized and Unrealized)...      7.04      (3.80)    (1.58)       1.59           0.88
                          --------    -------  --------    --------         ------
Total From Investment
 Operations.............      7.14      (3.71)    (1.44)       1.60           0.95
                          --------    -------  --------    --------         ------
Less Dividend and Dis-
 tributions:
Dividend from Net In-
 vestment Income........        --      (0.09)    (0.05)      (0.06)            --
Distributions from Real-
 ized Capital Gains.....        --      (0.08)       --          --             --
                          --------    -------  --------    --------         ------
Total Distributions.....        --      (0.17)    (0.05)      (0.06)            --
                          --------    -------  --------    --------         ------
Net Asset Value, End of
 Period.................  $  14.26    $  7.12  $  11.00    $  12.49         $10.95
                          ========    =======  ========    ========         ======
Total Return (c)........   100.28%    (34.15%) (11.61%)      14.66%          9.50%
--------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of Pe-
 riod (000).............  $243,516    $54,513  $ 92,433    $ 15,355         $  597
Ratio of Gross Expenses
 to Average Net Assets..     1.54%      1.61%     1.34%    2.64%(d)          2.06%(d)
Ratio of Net Expenses
 (excluding interest ex-
 pense) to Average Net
 Assets.................     1.34%      1.50%     0.00%    0.00%(d)          0.00%(d)
Ratio of Net Investment
 Income to Average Net
 Assets.................     0.80%      1.02%     0.91%    0.74%(d)          1.89%(d)
Portfolio Turnover Rate.   143.03%    117.16%   142.39%      29.53%         45.89%

-------
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for a period of less than one year are not annualized.
(d) Annualized.
                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes to Financial Statements

Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund, a diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimated.

A. Security Valuation--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as realized gains or losses from foreign currency transactions.

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles. To reflect reclassifications, arising from permanent "book/tax" differences for the year ended December 31, 1999, undistributed net investment income was decreased by $422,780, accumulated net realized loss was decreased by $1,503,118 and capital stock decreased by $1,080,338.

                        Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Deferred Organization--Costs are being amortized over a period not to exceed five years.

G. Use of Derivative Instruments

Futures Contracts--The fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts are separately disclosed.

Option Contracts--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell
(puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There are no options written outstanding at December 31, 1999.

Note 2--Management Agreement--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation.

In accordance with the advisory agreement, the Fund reimburses the Adviser for costs incurred in connection with certain administrative functions.

Note 3--Investments--Purchases and sales of securities, other than short-term obligations, aggregated $243,408,805 and $160,694,364, respectively, for the year ended December 31, 1999. For federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $153,466,068. As of December 31, 1999, net unrealized appreciation for federal income tax purposes aggregated $78,960,511 of which $85,509,555 related to appreciated securities and $6,549,044 related to depreciated securities.

As of December 31, 1999, the Fund had a capital loss carry forward of $33,460,804 available, expiring December 31, 2006.

Note 4--Concentration of Risk--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 5--Warrants--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 6--Forward Foreign Currency Contracts--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets.

Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At December 31, 1999, the Fund had no outstanding forward foreign currency contracts.

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 7--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1999 the total value of the asset and corresponding liability of the Fund's portion of the Plan is $35,564.

Note 8--Equity Swaps--The Fund entered into the following equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At

                        Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)

December 31, 1999, the Fund had the following outstanding swaps (stated in U.S. dollars):

 Underlying   Number of       Notional  Termination  Unrealized
 Securities     Shares         Amount      Date     Appreciation
---------------------------- ---------- ----------- ------------
United Microelectronics
 Corp.:
                     436,000 $1,075,786   6/23/00     $464,557
                     533,000  1,509,083  11/16/00      373,952
                             ----------               --------
                             $2,584,869               $838,509
                             ==========               ========

Note 9--Restricted Securities

The following securities are restricted as to sale and deemed illiquid:

                                                                        Percent
                                                                        of Net
                                            Date               Total   Assets at
                                          Acquired    Cost     Value   12/31/99
                                          -------- ---------- -------- ---------
Central European Foods, Inc.              6/01/98  $  275,000 $275,000    0.1%
SNP Petrom                                10/27/97  1,936,469  254,333    0.1
The Romanian Growth Fund................. 5/12/97     500,000   60,680    0.0
                                                                          ---
                                                                          0.2%
                                                                          ===

Note 10--Bank Line of Credit--The Trust may participate with other funds managed by Van Eck in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. On December 31, 1999, the Fund borrowed $4,000,000 under the Facility. The interest rate on the borrowing was 6.0%.

                        Worldwide Emerging Markets Fund

--------------------------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders
Worldwide Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Emerging Markets Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1998 and the financial highlights for each of the four periods in the period then ended, were audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures include confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Emerging Markets Fund at December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

New York, New York
January 27, 2000

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